Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Certificate of Establishment and Designation of Series and Share Classes (Perkins International Value Fund) is incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 188 to Janus Investment Fund's registration statement on Form N-1A, filed on March 29, 2013; accession number 0000950123-13-001928 (File No. 2-34393).